Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)
[Note: Roman numerals below denote the level of the subsidiary. For example, “I” represents a first tier subsidiary of Fluor Corporation; “II” represents a second tier subsidiary, etc.]
Subsidiary Name	Percent Holding	Organized Under Laws of

I	American Equipment Company, Inc.	100.0000	South Carolina
II	AMECO COLOMBIA S.A.S.	100.0000	Colombia
II	AMECO PANAMA S.A.	100.0000	Panama
II	Ameco Services, S. de R.L. de C.V.	72.8690	Mexico
II	AMECO Services Inc.	100.0000	Delaware
II	American Construction Equipment Company, Inc.	100.0000	California
III	AMECO Holdings, Inc.	100.0000	California
IV	AMECO Caribbean, Inc.	100.0000	California
V	Ameco Inc.	100.0000	Saint Lucia
IV	Ameco Equipment Services, Inc.	100.0000	Mauritius
V	Servitrade – Servicos, Investimento y Trading Limitada	99.0000	Mozambique
IV	AMECO Project Services, Inc.	100.0000	Philippines
IV	Ameco Pty. Ltd.	10.0000	Australia
V	Ameco Services, S. de R.L. de C.V.	3.0320	Mexico
IV	Maquinaria Ameco Guatemala, Limitada	80.0000	Guatemala
IV	Servitrade – Servicos, Investimentos y Trading Limitada	1.0000	Mozambique
III	Ameco Services S. de R.L. de C.V.	24.0990	Mexico
II	Palmetto Seed Capital Ltd. Partnership	7.3529	South Carolina

I	Fluor Constructors International, Inc.	100.0000	California
II	Fluor Constructors Canada Ltd.	100.0000	New Brunswick
III	SSLP/FCCL JV	50.0000	Canada (JV)
II	Fluor Management and Technical Services, Inc.	100.0000	California
II	Servicios de Construccion del Pacifico, Inc.	100.0000	Delaware

I	Fluor Enterprises, Inc.	100.0000	California
II	202 Maintenance Services, LLC	50.0000	Delaware
II	AMECODISC, LLC	100.0000	Delaware
II	American Bridge/Fluor Enterprises Inc. A Joint Venture	50.0000	California (JV)
II	BNA Constructors USA JV	40.0000	Michigan
II	Brady-Fluor, LLC	49.0000	Delaware
II	Cavendish Fluor Partnership Limited	35.0000	England
II	Cibolo Creek Infrastructure Joint Venture	55.0000	Texas (JV)
II	Colorado River Constructors JV	55.0000	Texas (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Connect 202 Partners, LLC	38.0000	Delaware
II	ConOps Industrial Ltd.	100.0000	New Brunswick
III	684033 N.B. Ltd.	100.0000	New Brunswick
III	Pro-V/ConOps JV	50.0000	Canada (JV)
II	Daniel International Corporation	100.0000	South Carolina
III	Fluor Daniel Engineering, Inc.	100.0000	Ohio
III	Fluor Management Company L.P.	46.0676	Delaware
II	DAX Industries, Inc.	5.0000	Texas
II	Dean / Fluor, LLC	50.0000	Delaware
II	Denver Transit Constructors, LLC	40.0000	Delaware
II	Denver Transit Holdings, LLC	10.0000	Delaware
III	Denver Transit Partners, LLC	100.0000	Delaware
II	Denver Transit Operators, LLC	33.3333	Delaware
II	Denver Transit Systems, LLC	50.0000	Delaware
II	EFDEE Connecticut Architects, Inc.	100.0000	Connecticut
III	Industrial Services France SAS	100.0000	France
II	EFDEE Engineering Professional Corporation	100.0000	North Carolina
II	EFDEE Mississippi Architects, A Professional Corporation	100.0000	Mississippi
II	EFDEE New York Engineers & Architects P.C.	100.0000	New York
II	ENCEE Architecture Services, P.C.	100.0000	North Carolina
II	ESSI, LLC	33.3333	Delaware
II	Evergreen Equipment and Personnel Leasing, Inc.	100.0000	Rhode Island
II	FCI/Fluor/Parsons, a Joint Venture	30.0000	California (JV)
II	FD Architects & Engineers Corporation	100.0000	New Jersey
II	FDEE Consulting, Inc.	100.0000	California
II	FDHM, Inc.	100.0000	California
II	FHdB, LLC	100.00	Texas
III	Fluor Brasil Ltda.	00.0010	Brazil
III	Fluor Brasil Servicos de Engenharia Ltda	99.9990	Brazil
II	Fluor A&E Services, Inc.	100.0000	California
II	Fluor Alaska, Inc.	100.0000	Alaska
II	Fluor Americas, Inc.	100.0000	California
II	Fluor Australia Pty Ltd.	100.0000	Australia
III	Giovenco Industries (AUST) Pty Limited	100.0000	Australia
IV	Giovenco Industrial Services Pty Ltd.	100.0000	Australia
IV	Giovenco/Insulations International JV Pty Ltd.	100.0000	Australia (JV)
IV	Giovenco/Insulations International JV Unit Trust	100.0000	Australia (JV)
IV	MGJV Pty Ltd.	30.0000	Australia (JV)
III	Fluor Construction Services Pty Ltd.	100.0000	Australia
III	Fluor Global Services Australia Pty Ltd.	100.0000	Australia
III	Fluor Power Services Pty Ltd.	100.0000	Australia
III	Fluor Rail Services Pty Ltd.	100.0000	Australia
III	Fluor-SKM Iron Ore Joint Venture	55.0000	Australia (JV)
III	JGC Fluor Kitimat LNG Project JV	50.0000	Canada (JV)
III	Karratha Engineering Services Pty Ltd.	100.0000	Australia
III	P.T. Signet Indonesia	10.0000	Indonesia
III	Signet Holdings Pty Ltd.	100.0000	Australia
IV	P.T. Signet Indonesia	90.0000	Indonesia

Subsidiary Name	Percent Holding	Organized Under Laws of

IV	Signet Engineering Pty Ltd.	100.0000	Australia
III	Stork Technical Services Holding Australia Pty Ltd.	100.0000	Australia
IV	Giovenco Industries (AUST) Trust	100.0000	Australia
IV	Stork Technical Services Australia Pty Ltd.	100.00	Australia
V	Stork GOAL JV Pty Ltd.	50.0000	Australia (JV)
III	TRS Staffing Solutions (Australia) Pty Ltd.	100.0000	Australia
II	Fluor Boke, Inc.	100.0000	Delaware
II	Fluor BNA O&M USA LLC	100.0000	Delaware
III	BNA O&M USA General Partnership	40.0000	Delaware
II	Fluor Brasil, Ltda.	99.9990	Brazil
III	Fluor Engenharia e Projetos S.A.	99.9900	Brazil (JV)
II	Fluor Brasil Servicos de Engenharia Ltda	0.0010	Brazil
II	Fluor Canada Ltd.	100.0000	New Brunswick
III	B.C. Mining Joint Venture	50.0000	Canada (JV)
III	BNA Constructors Canada GP	40.0000	Canada
III	Fluor BNA Holdco Inc.	100.0000	New Brunswick
IV	Fluor BNA GP Inc.	100.0000	New Brunswick
V	Bridging North America Holding Corporation	40.0000	Canada
III	Fluor BNA O&M GP Inc.	100.0000	New Brunswick
IV	BNA O&M General Partnership	40.0000	Canada
III	Fluor Daniel International Services, Inc.	10.0000	Barbados
III	Fluor Engineering Solutions Ltd.	100.0000	New Brunswick
III	Fluor WEP Holdings Inc.	100.0000	New Brunswick
IV	Windsor Essex Mobility Group GP	33.3333	Canada
III	JGC Fluor BC LNG Joint Venture	60.0000	Canada (JV)
III	Parkway Infrastructure Constructors	33.3333	Canada
III	TRS Staffing Solutions (Canada) Inc.	100.0000	Canada
III	Wright Engineers Chile Limitada	100.0000	Chile
III	Wright Engineers Limitada Peru	35.0000	Peru
II	Fluor Cebu, Inc.	100.0000	Philippines
II	Fluor Chile, Inc.	100.0000	California
III	Ameco Chile S.A.	0.0450	Chile
III	Fluor Chile Ingenieria y Construccion S.A.	99.0000	Chile
IV	CEJV Ingenieria y Construccion Limitada	50.0000	Chile (JV)
IV	Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
III	Ingenieria y Construccion Fluor Daniel Chile Limitada	99.9000	Chile
II	Fluor Colombia Limited	100.0000	Delaware
II	Fluor ConOps Limited	100.0000	Guernsey
II	Fluor Daniel (Japan) Inc.	100.0000	Japan
II	Fluor Daniel (Malaysia) Sdn. Bhd	100.0000	Malaysia
III	Technip-Fluor JV	49.0000	Malaysia (JV)
II	Fluor Daniel Caribbean, Inc.	100.0000	Delaware
III	Duke/Fluor Daniel Caribbean S.E.	00.2500	Puerto Rico
III	Fluor Craft Services, Inc.	100.0000	South Carolina
III	Fluor Daniel International (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III	Fluor Daniel Maintenance Services, Inc.	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of

	III	Fluor Daniel Services Corporation			100.0000	Delaware
	III	Fluor Facility & Plant Services, Inc.			100.0000	South Carolina
II	Fluor Daniel China, Inc.				100.0000	California
II	Fluor Daniel China Services, Inc.				100.0000	California
II	Fluor Daniel Coal Services International, Inc.				100.0000	Delaware
	III	Duke/Fluor Daniel International			49.9999	Nevada
		IV		Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico
	III	Duke/Fluor Daniel LLC			49.9999	Nevada
II	Fluor Daniel Construction Company				100.0000	California
II	Fluor Daniel Development Corporation				100.0000	California
	III	Crown Energy Company			100.0000	New Jersey
	III	FBT Services, Inc.			100.0000	California
	III	Fluor Daniel Modesto, Inc.			100.0000	California
		IV		Fluor Services LLC	99.0000	Oman
		IV		Wilmore/Fluor Modesto LLC	50.0000	California
II	Fluor Daniel Eastern, Inc.				100.0000	California
	III	Fluor Kazakhstan LLC			100.0000	California
	III	P.T. Fluor Daniel Indonesia			80.0000	Indonesia
		IV		PT. Mitra Bersama Engineering	99.0000	Indonesia
		V	PT Singgar Mulia		25.0000	Indonesia
II	Fluor Daniel Engineers & Constructors, Inc.				100.0000	Delaware
	III	Fluor (China) Engineering and Construction Co. Ltd.			100.0000	P.R.C.
II	Fluor Daniel Engineers & Constructors, Ltd.				100.0000	California
	III	CGF Projects Ghana Limited			51.0000	Ghana
	III	Technip-Fluor JV (owned by FDE&CL Singapore branch)			49.0000	Singapore (JV)
II	Fluor Daniel Engineers & Consultants Ltd.				100.0000	Mauritius
	III	Fluor Daniel India Private Limited			80.0000	India
	III	Fluor Mocambique, Limitada			99.0000	Mozambique
	III	JGC - Fluor Mocambique, Lda			50.0000	Mozambique
II	Fluor Daniel Espana, S.A.				100.0000	California
	III	Fluor Arabia Limited			50.0000	Saudi Arabia
		IV	WorleyParsons Arabia Limited Fluor Arabia Limited Joint Venture		50.0000	Saudi Arabia (JV)
II	Fluor Daniel Eurasia, Inc.				100.0000	California
	III	Sakhalin Neftegas Technology			50.0000	Russian Federation
II	Fluor Engenharia e Projetos S.A.				0.0010	Brazil (JV)
II	Fluor Europe B.V.				100.0000	Netherlands
	III	AG&P Fluor Joint Venture Company, Inc.			50.0000	Philippines (JV)
	III	Fluor B.V.			100.0000	Netherlands
		IV	Fluor Consultants B.V.		100.0000	Netherlands
		V	Fluor Project Services B.V.		100.0000	Netherlands
		IV	Fluor Infrastructure B.V.		100.0000	Netherlands
		V	Fluor A27/A1 B.V.		100.0000	Netherlands
			VI	3Angle EPCM V.O.F.	50.0000	Netherlands
		V	3Angle B.V.		33.3333	Netherlands
		V	Infraspeed (Holdings) B.V.		3.4800	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

V	IXAS Gaasperdammerweg B.V.	33.3333	Netherlands
V	IXAS Zuid-Oost B.V.	25.0000	Netherlands
V	Poort van Den Bosch B.V.	10.0000	Netherlands
V	Poort van Den Bosch V.O.F.	10.0000	Netherlands (JV)
V	ZuidPlus V.O.F.	42.5000	Netherlands
IV	Stork Holding B.V.	100.0000	Netherlands
V	Stork B.V.	100.0000	Netherlands
VI	Koninklijke Machinefabriek Stork B.V.	100.0000	Netherlands
VI	SFS 007.298.633 Pty Limited	100.0000	Australia
VI	Stork Technical Services HOLDCO B.V.	100.0000	Netherlands
VII	Stork Technical Services Holding B.V	100.0000	Netherlands
VIII	Cooperheat Franchising B.V.	100.0000	Netherlands
IX	Cooperheat Saudi Arabia Company Ltd.	75.0000	Saudi Arabia
IX	Stork Technical Services New Zealand Limited	100.0000	New Zealand
IX	Tabarca Consortium	64.0000	Colombia
VIII	Corrosion Inspection & Integrity Services SDN Bhd	100.0000	Malaysia
VIII	Stork Asset Management Technology B.V.	100.0000	Netherlands
VIII	Stork Caspian LLC	49.0000	Azerbaijan (JV)
VIII	Stork Gears & Services B.V.	100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

IX	Stork Gears & Services Asia Pte. Ltd.	100.0000	Singapore
VIII	Stork German Holding GmbH	100.0000	Germany
IX	Stork Getriebe & Services GmbH	100.0000	Germany
IX	Stork Technical Services GmbH	100.0000	Germany
VIII	Stork Intellectual Property B.V.	100.0000	Netherlands
VIII	Stork International B.V.	100.0000	Netherlands
IX	Rash Inversiones 2007 S.L.	100.0000	Spain
X	Mecanicos Asociados S.A.S.	100.0000	Colombia
XI	Consorcio Generacion P135 MASA-VEPICA	50.0000	Colombia
XI	Consorcio Group Stork	80.0000	Colombia

Subsidiary Name	Percent Holding	Organized Under Laws of

XI	Consorcio KGM	41.0000	Colombia (JV)
XI	Consorcio MASATEC POWER	50.0000	Colombia (JV)
XI	Consorcio Stork Y Masa	30.0000	Colombia (JV)
XI	Consorcio Turnaround Alliance	30.0000	Colombia (JV)
XI	Pipeline Maintenance Alliance	70.0000	Colombia (JV)
XI	Stork Peru S.A.C.	99.9999	Peru

Subsidiary Name	Percent Holding	Organized Under Laws of

XII	Consorcio MSC	80.0000	Peru (JV)
XII	Consorcio Stork-TMI Peru	50.0000	Peru
IX	Stork Mechanical Works and Maintenance Co. K.S.C.C.	32.0000	Kuwait
IX	Stork Technical Services Belgium N.V.	0.0010	Belgium
IX	Stork Technical Services Sadaf LLC	99.9900	Azerbaijan
IX	Wescon (B) SDN BHD	99.9800	Brunei Darussalam
VIII	Stork Mechanical Works and Maintenance Co. K.S.C.C.	17.0000	Kuwait
VIII	Stork Nederland B.V.	100.0000	Netherlands
IX	AJS V.O.F.	37.5000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

IX	DSC Maintenance V.O.F.	50.0000	Netherlands
IX	GLT-Plus V.O.F.	25.0000	Netherlands
IX	Istimewa Electrotechniek B.V.	100.0000	Netherlands
X	Infra Combinatie Zuid-West	25.0000	Netherlands
X	Mourik Istimewa Combinatie V.O.F.	50.0000	Netherlands
IX	N2ES V.O.F.	50.0000	Netherlands
IX	S-M V.O.F.	50.0000	Netherlands
VIII	Stork Peru S.A.C.	0.0001	Peru
VIII	Stork Power Services & Technology Beijing Limited	100.0000	China
VIII	Stork Power Services B.V.	100.0000	Netherlands
IX	Stork Integrated Solutions B.V.	100.0000	Netherlands
IX	Stork Power Services OOO	99.0000	Russian Federation
IX	Stork Power Services USA Holding Inc.	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws of

X	Stork H & E Turbo Blading, Inc. DBA Stork DFW Service Center	100.0000	New York
X	Stork Technical Services USA, Inc.	100.0000	Delaware
VIII	Stork Technical Services (STS) Ltd.	100.0000	United Kingdom
IX	Cooperheat GmbH	100.0000	Germany
X	Thermoprozess Cooperheat GmbH	48.0000	Germany
VIII	Stork Technical Services Beheer B.V.	100.0000	Netherlands
VIII	Stork Technical Services Belgium N.V.	99.9990	Belgium
VIII	Stork Technical Services Malaysia Sdn. Bhd.	100.0000	Malaysia
VIII	Stork Technical Services Sadaf LLC	0.0100	Azerbaijan
VIII	Stork Technical Services Saudi Arabia Co.	55.0000	Saudi Arabia
VIII	Stork Technical Services UK Limited	100.0000	United Kingdom
VIII	Stork Thermeq B.V.	100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

IX	Stork Power Services OOO	1.0000	Russian Federation
VIII	Stork TS Holdings Limited	0.0002	United Kingdom
VIII	Stork Turbo Blading B.V.	100.0000	Netherlands
VIII	Stork Turbo Service B.V.	100.0000	Netherlands
IX	Stork Oryx Turbo Machinery Services LLC	49.0000	Qatar
VIII	Wescon International B.V.	100.0000	Netherlands
VII	Stork TS Holdings Limited	99.9998	United Kingdom
VIII	Stork TS UK Limited	100.0000	United Kingdom
IX	AAR 2007 Limited	100.0000	Scotland
X	Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
XI	Stork Technical Services (RBG) Limited	100.0000	United Kingdom

Subsidiary Name	Percent Holding	Organized Under Laws of

XII	RBG Kazakhstan LLP	100.0000	Kazakhstan
XII	Stork Cooperheat Bahrain SPC	100.0000	Bahrain
XII	Stork International Limited	100.0000	United Kingdom

Subsidiary Name	Percent Holding	Organized Under Laws of

XII	Stork Technical Services International Ltd.	100.0000	United Kingdom
XIII	Elgin RBG (Pty) Limited	50.0000	Namibia

Subsidiary Name	Percent Holding	Organized Under Laws of

XIII	Stork Technical Services International South Africa	100.0000	South Africa

Subsidiary Name	Percent Holding	Organized Under Laws of

XIII	Stork Technical Services Trinidad and Tobago Ltd	8.9700	Trinidad & Tobago

Subsidiary Name	Percent Holding	Organized Under Laws of

	XII	Stork Technical Services Trinidad and Tobago Ltd	91.0300	Trinidad & Tobago
	XIII	Stork Elecon Ltd	100.0000	Trinidad & Tobago
	IX	Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
	VI	Wescon (B) SDN BHD	0.0200	Brunei Darussalam
IV	TRS Staffing Solutions B.V.		100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws of

III	Fluor Daniel E&C LLC	99.0000	Russian Federation
III	Fluor Engineering N.V.	100.0000	Belgium
III	Fluor Finance International B.V/S.a.r.L.	100.0000	Netherlands
III	Fluor Island ehf.	100.0000	Iceland
III	Fluor S.A.	100.0000	Poland
III	Fluor Spain Holding S.L.	4.0000	Spain
IV	Fluor Plant Engineering, S.A.	100.0000	Spain
IV	Technical Resource Solutions, S.L.	100.0000	Spain
III	TRS Consultants-JLT	100.0000	United Arab Emirates
IV	TRS Staffing Solutions Mozambique, Limitada	99.0000	Mozambique
II	Fluor Daniel Global Limited	100.0000	Guernsey
III	Fluor Daniel Global Services Limited	100.0000	Guernsey
II	Fluor Daniel Holdings, Inc.	100.0000	California
III	Fluor Central Asia Limited Liability Partnership	99.0000	Kazakhstan
III	Fluor Daniel Holdings (Botswana) (Pty) Limited	100.0000	Botswana
III	Fluor Daniel Holdings Canada Inc.	100.0000	New Brunswick
IV	Supreme Modular Fabrication Inc.	50.0000	New Brunswick
III	Fluor Investments LLC	100.0000	Delaware
III	Fluor Mocambique, Limitada	1.0000	Mozambique
III	Fluor Services LLC	1.0000	Oman
III	Fluor Uganda Engineering and Construction Limited	99.9999	Uganda
III	Fluor-Habboush International Limited	50.0000	Bermuda
III	FWPJV Limited	50.0000	England (JV)
IV	KPJV Limited	60.0000	England (JV)
III	Najmat Al-Sabah for General Services Limited Liability Company, Private Company	100.0000	Iraq
III	Qatar National Facility Services	49.0000	Qatar
II	Fluor Daniel Illinois, Inc.	100.0000	Delaware
III	D/FD Operating Services LLC	49.9999	Delaware
III	Duke/Fluor Daniel (GP)	49.9999	North Carolina
II	Fluor Daniel India, Inc.	100.0000	California
II	Fluor Daniel International Services, Inc.	90.0000	Barbados
II	Fluor Daniel Latin America, Inc.	100.0000	California
III	Grupo Empresarial Alvica, S.A.	80.0000	Venezuela
IV	Grupo Alvica SCS	0.1000	Venezuela
III	Servicios Cuyuni, E.T.T., C.A.	80.0000	Venezuela
II	Fluor Daniel Mexico S.A.	100.0000	California
III	ICA Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
IV	ICA Fluor Servicios Gerenciales, S.A. de C.V.	98.0000	Mexico
V	ICA Fluor Operaciones, S.A. de C.V.	0.0100	Mexico
VI	Desarrolladora De Etileno, S. de R.L. de C.V.	20.0000	Mexico

Subsidiary Name	Percent Holding	Organized Under Laws of

		VI	Etileno XXI Contractors SAPI	20.0000	Mexico
		VI	Etileno XXI Services B.V.	20.0000	Netherlands
		VI	ICA Stork, S. de R.L. de C.V.	20.0000	Mexico
		VI	ICA Fluor Petroquimica, S.A.	98.0000	Mexico
		VII	ICA Stork, S. de R.L. de C.V.	80.0000	Mexico
	IV	ICA Fluor Servicios Operativos, S.A. de C.V.		99.9900	Mexico
	IV	IF Proyectos, S.A.		100.0000	Panama
	IV	IFD Servicios de Ingenieria S.A. de C.V.		99.9600	Mexico
	V	ICA Fluor Servicios Operativos, S.A. de C.V.		0.0100	Mexico
	IV	Industrial Del Hierro S.A. de C.V.		99.9900	Mexico
	V	ICA Fluor Petroquimica S.A. de C.V.		2.0000	Mexico
	III		IFD Servicios de Ingenieria S.A. de C.V.	0.0200	Mexico
	IV	Industrial Del Hierro S.A. de C.V.		0.0100	Mexico
	III		TRS International Group, S. de R.L. de C.V.	0.9540	Mexico
	III		TRS Staffing Solutions, S. de R.L. de C.V.	0.2000	Mexico
II	Fluor Daniel Mining & Metals, Ltd.			100.0000	California
	III		Ameco Chile S.A.	99.9550	Chile
	III		Empresa Constructora Fluor Salfa SGO Limitada	50.0000	Chile
	III		Fluor Chile Ingenieria y Construccion S.A.	1.0000	Chile
	IV	CEJV Ingenieria y Construccion Limitada		50.0000	Chile (JV)
	III		Ingenieria y Construccion Fluor Daniel Chile Limitada	0.1000	Chile
II	Fluor Daniel Overseas, Inc.			100.0000	California
	III		Fluor Uganda Engineering and Construction Limited	00.0010	Uganda
	III		PFD International LLC	50.0000	Delaware
II	Fluor Daniel P.R.C., Ltd.			100.0000	California
II	Fluor Daniel Pacific, Inc.			100.0000	California
	III		Fluor Daniel-AMEC Philippines, Inc.	50.0000	Philippines
II	Fluor Daniel Pulp & Paper, Inc.			100.0000	California
II	Fluor Daniel South America Limited			100.0000	California
	III		AMECO Peru S.R.L.	99.9500	Peru
II	Fluor Daniel Technical Services, Inc.			100.0000	Texas
II	Fluor Daniel Venture Group, Inc.			100.0000	California
	III		Fluor Daniel Asia, Inc.	100.0000	California
	IV	Duke/Fluor Daniel International Services		49.9999	Nevada
	V	Duke/Fluor Daniel Caribbean, S.E.		0.5000	Puerto Rico
	IV	P.T. Fluor Daniel Indonesia		20.0000	Indonesia
	V	Fluor Aker Solutions Indonesia JV		50.0000	Indonesia (JV)
	V	PT. MITRA BERSAMA ENGINEERING		99.0000	Indonesia

Subsidiary Name	Percent Holding	Organized Under Laws of

		VI	PT Singgar Mulia	25.0000	Indonesia
		IV	P.T. Nusantara Power Services	70.0000	Indonesia
	III	Soli Flo LLC		25.0000	Delaware
		IV	Soli.Flo, Inc.	100.0000	California
		V	Soli-Flo Material Transfer, L.P.	1.0000	California
		V	Soli-Flo Partners, L.P.	1.0000	California
	III	Soli-Flo Material Transfer, L.P.		24.7500	California
	III	Soli-Flo Partners, L.P.		24.7500	California
	III	Springfield Resource Recovery, Inc.		100.0000	Massachusetts
		IV	Springfield Resource Recovery Limited Partnership	10.0000	Massachusetts
	III	Springfield Resource Recovery Limited Partnership		90.0000	Massachusetts
II	Fluor Daniel, a Professional Architectural Corporation			100.0000	Louisiana
II	Fluor Daniel, Inc. - Philippines			99.9900	Philippines
II	Fluor Engineering Corporation			100.0000	Michigan
II	Fluor Enterprises Group, Inc.			100.0000	Delaware
II	Fluor Federal Global Projects, Inc.			100.0000	Delaware
II	Fluor Federal Services NWS, Inc.			100.0000	Washington
II	Fluor Federal Services, Inc.			100.0000	Washington
	III	Fluor Energy Technology Services, LLC		100.0000	Delaware
	III	Fluor Federal Petroleum Operations, LLC		100.0000	Delaware
	III	Fluor Federal, Inc.		100.0000	Washington
	III	Fluor Idaho, LLC		100.0000	Delaware
	III	Fluor Marine Propulsion, LLC		100.0000	Delaware
	III	Fluor-BWXT Portsmouth LLC		51.0000	Ohio
	III	Fluor|Westinghouse Liquid Waste Services, LLC		67.0000	Delaware
	III	Mid-America Conversion Services, LLC		25.0000	Delaware
	III	Nuclear Production One, LLC		60.0000	Delaware
	III	Savannah River Nuclear Solutions, LLC		48.0000	South Carolina
II	Fluor Federal Services, LLC			100.0000	Delaware
II	Fluor Federal Solutions, LLC			100.0000	South Carolina
	III	Rock Island Integrated Services		51.0000	Illinois (JV)
II	Fluor Fernald, Inc.			100.0000	California
	III	Fluor Environmental Resources Management Services, Inc.		100.0000	Delaware
II	Fluor Finance U.S., Inc.			100.0000	Texas
II	Fluor Flatiron Balfour Beatty Dragados DBJV			30.0000	California (JV)
II	Fluor GmbH			100.0000	Germany
	III	Arbeitsgemeinschaft BAB A8 Ausbau Augsburg - München		25.0000	Germany
II	Fluor Government Group International, Inc.			100.0000	Delaware
	III	Canadian National Energy Alliance Ltd.		20.0000	Canada
	III	Fluor Intercontinental Arabian Peninsula LLC		1.0000	Oman
II	Fluor Guinea, Inc.			100.0000	Texas
II	Fluor Hanford, Inc.			100.0000	Washington
II	Fluor Heavy Civil, LLC			100.0000	Delaware
II	Fluor Industrial Services Canada Inc.			100.0000	New Brunswick
	III	Fluor Driver Inc.		50.0000	Alberta

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Industrial Services, Inc.	100.0000	Delaware
II	Fluor Intercontinental, Inc.	100.0000	California
III	Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III	FIID LLC	100.0000	Djibouti
III	Fluor AMEC II, LLC	55.0000	Delaware
III	Fluor Daniel Nigeria Limited	60.0000	Nigeria
III	Fluor Government Group-Canada, Inc.	100.0000	New Brunswick
IV	ATCO – Fluor Support Solutions Ltd.	49.0000	Alberta
IV	Canadian National Energy Alliance Ltd.	20.0000	Canada
III	Fluor Intercontinental Arabian Peninsula LLC	99.0000	Oman
III	Fluor Intercontinental Germany GmbH	100.0000	Germany
III	Fluor Intercontinental Solutions, LLC	100.0000	Delaware
III	FLUOR M ltd.	100.0000	Macedonia
III	Greenville Technical Services Inc.	100.0000	Delaware
III	Grupo Alvica SCS	79.9200	Venezuela
III	NWKC LLC	50.0000	Delaware
II	Fluor International Limited	100.0000	United Kingdom
III	COOEC-Fluor Heavy Industries Co., Ltd.	49.0000	China
III	Fluor Industrial Services Limited	100.0000	United Kingdom
IV	CSP EG S.L.	65.0000	Equatorial Guinea
IV	Energy Resourcing Limited	100.0000	Scotland
III	Fluor Limited	100.0000	United Kingdom
IV	FDH JV - KNPC AZRP/ZOR	45.0000	Kuwait (JV)
IV	FDH JV - KNPC CFP	33.3333	Kuwait (JV)
IV	Fluor Pension Trustee Limited	100.0000	England
IV	FPMM, XXK (FPMM, LLC-English translation)	100.0000	Mongolia
V	Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
III	Fluor Ocean Services Limited	100.0000	England
III	Fluor Projects Limited	100.0000	England
III	Genesys Telecommunications Holdings Limited	45.0000	England
IV	Genesys Telecommunications Limited	100.0000	England
III	Kazakh Projects Joint Venture Limited	50.0000	England (JV)
III	KDPC Limited	50.0000	England
III	PFD (UK) Limited	50.0000	England
III	TRS Staffing Solutions Limited	100.0000	England
II	Fluor International, Inc.	100.0000	California
III	Fluor Mideast Limited	100.0000	California
III	Iraq Construction Ltd.	100.0000	British Virgin Islands
IV	Iraq Water General Contracting Company L.L.C.	100.0000	Iraq
II	Fluor Ireland Limited	100.0000	Ireland
III	TRS Staffing Solutions Limited	100.0000	Ireland
II	Fluor Kazakhstan Inc.	100.0000	Texas
II	Fluor Maintenance Services, Inc.	100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws of

II	Fluor Mediterranean, Inc.		100.0000	California
II	Fluor Mideast Limited		100.0000	Bermuda
II	Fluor Mining and Metals France, Inc.		100.0000	Delaware
II	Fluor NE, Inc.		100.0000	Arizona
	III	ADP Marshall Contractors, Inc.	100.0000	Delaware
	III	ADP/FD of Nevada, Inc.	100.0000	Nevada
	III	M&W/Marshall, a Joint Venture	50.0000	Oregon (JV)
II	Fluor Nuclear Services, Inc.		100.0000	Ohio
II	Fluor Oak Ridge, LLC		100.0000	Delaware
II	Fluor Projects, Inc.		100.0000	Texas
II	Fluor Real Estate Services, Inc.		100.0000	Delaware
II	Fluor Rovuma, Inc.		100.0000	Delaware
II	Fluor Scaffolding, Inc.		100.0000	Delaware
II	Fluor Services International, Inc.		100.0000	Nevada
II	Fluor Spain Holding S.L.		96.0000	Spain
	III	Fluor Plant Engineering, S.A.	100.0000	Spain
	III	Technical Resource Solutions, S.L.	100.0000	Spain
II	Fluor SPN, Inc.		100.0000	Delaware
II	Fluor Supply Chain Solutions B.V.		100.0000	Netherlands
II	Fluor Supply Chain Solutions LLC		100.0000	Delaware
	III	Acqyre B.V.	100.0000	Netherlands
	III	Fluor Supply Chain Solutions Singapore Pte. Ltd.	100.0000	Singapore
	III	IT Development Centre B.V.	100.0000	Netherlands
II	Fluor Technip Integrated Joint Venture		50.0000	Texas (JV)
II	Fluor Technologies Corporation		100.0000	Delaware
II	Fluor Texas, Inc.		100.0000	Texas
	III	KazakhNefteGasServis Limited Liability Partnership	50.0000	Kazakhstan
II	Fluor Transworld Services, Inc.		100.0000	California
II	Fluor US Services, Inc.		100.0000	Delaware
II	Fluor-Brady, LLC		50.0000	Delaware
II	Fluor-Lane, LLC		65.0000	Delaware
II	Fluor-Lane 95, LLC		65.0000	Delaware
II	Fluor-Lane South Carolina, LLC		55.0000	Delaware
II	Fluor-United Asheville, LLC		60.0000	Delaware
II	Fluor/HDR Global Design Consultants, LLC		50.0000	Delaware
II	FM Operating Services, LLC		50.0000	Delaware
II	FMC Holding Company LLC		100.0000	Delaware
	III	Fluor Management Company L.P.	20.5277	Delaware
II	Fru-Con/Fluor Daniel Joint Venture		50.0000	Missouri (JV)
II	Global Project Execution, Inc.		100.0000	Delaware
II	GLX Constructors, an unincorporated joint venture		25.0000	Massachusetts (JV)
II	Goar, Allison & Associates, LLC		100.0000	Texas
II	Indo-Mauritian Affiliates Limited		100.0000	Mauritius
	III	Fluor Daniel India Private Limited	20.0000	India
II	Infrastructure Civil Equipment, LLC		100.0000	Delaware
II	Integrated Solutions France, Inc.		100.0000	Delaware
II	Integrated Solutions Services, Inc.		100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws of

II	JGC-FEI Joint Venture		50.0000	Texas (JV)
II	JGC/Fluor JV		50.0000	England (JV)
II	Lone Star Infrastructure, Joint Venture		45.0000	Texas (JV)
II	Lone Star Infrastructure, LLC		45.0000	Delaware
II	Middle East Fluor		100.0000	California
II	NuScale Holdings Corp.		76.1875	Oregon
II	NuScale Power, LLC		91.3575	Oregon
II	Oregon Bridge Delivery Partners Joint Venture		50.0000	Oregon (JV)
II	P2S Bermuda, LLC		100.0000	Delaware
II	Pegasus Link Constructors		55.0000	Texas
II	Pegasus Link Constructors - LBJ East Project		55.0000	Texas (JV)
II	Pegasus Link Constructors, LLC		55.0000	Delaware
II	PESIL Inc.		100.0000	Illinois
II	PESNC Inc.		100.0000	North Carolina
II	Phoenix Constructors, Joint Venture		32.5000	New York (JV)
II	Plant Engineering Services LLC		100.0000	Delaware
II	Plant Performance Services International LLC		100.0000	Delaware
	III	Plant Performance Services Caribbean Limited	100.0000	Trinidad & Tobago
II	Plant Performance Services International, Ltd.		100.0000	Bermuda
	III	Fluor International Nigeria Limited	60.0000	Nigeria
II	Provo River Constructors		42.5000	Utah
II	Purple Line Transit Constructors, LLC		50.0000	Delaware
II	Purple Line Transit Operations, LLC		50.0000	Delaware
II	Purple Line Transit Partners, LLC		15.0000	Delaware
II	Saddleback Constructors		27.0000	Delaware
II	Servicios Mineria, Inc.		100.0000	Delaware
II	Soli-Flo LLC		25.0000	Delaware
	III	Soli.Flo, Inc.	100.0000	Delaware
	IV	Soli-Flo Material Transfer, L.P.	1.0000	California
	IV	Soli-Flo Partners, L.P.	1.0000	California
II	Soli-Flo Material Transfer, L.P.		24.7500	California
II	Soli-Flo Partners, L.P.		24.7500	California
II	Strategic Organizational Systems Enterprises, Inc.		100.0000	California
	III	Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II	Support Services International, LLC		100.0000	South Carolina
II	Tappan Zee Constructors, LLC		30.0000	Delaware
II	TDF Inc.		100.0000	California
	III	Fluor Daniel Engineers S.A. (Pty) Limited	100.0000	Liechtenstein
	IV	Trans-Africa Projects Ltd.	50.0000	Mauritius
	IV	Trans-Africa Projects (Pty) Ltd.	50.0000	South Africa
	III	Fluor S.A. (Pty) Limited	100.0000	Liechtenstein
	IV	Fluor Global Plant Services (Proprietary) Limited	100.0000	South Africa
	IV	Fluor South Africa Proprietary Limited	90.0000	South Africa
	V	FLAG Joint Venture	46.8000	South Africa (JV)

Subsidiary Name	Percent Holding	Organized Under Laws of

V	TRS Staffing Solutions (Pty) Ltd	100.0000	South Africa
IV	Fluor-Igoda Projects (Proprietary) Limited	70.0000	South Africa
II	Venezco, Inc.	100.0000	California
II	Virta Inc.	100.0000	Delaware
II	Walsh-Fluor Design-Build Team	40.0000	Illinois
II	Williams Brothers Engineering Company	100.0000	Delaware
III	Fluor Argentina, Inc.	100.0000	Delaware
IV	Fluor Argentina Inc. Sucursal Argentina – TECHINT Compania Tecnica Internacional S.A.C.I-Union	50.0000	Argentina
III	TRS Labour Hire Solutions Pty Ltd	100.0000	Australia
III	Williams Brothers Engineering Limited	100.0000	England
III	Williams Brothers Process Services, Inc.	100.0000	Delaware
II	WODECO Nigeria Limited	60.0000	Nigeria

I	Fluor Holding Company LLC	100.0000	Delaware
II	Compania Minera San Jose Del Peru S.A.	99.0000	Peru
II	Fluor Management Company L.P.	33.4047	Delaware
II	Mineral Resource Development Corporation	100.0000	Delaware
III	Compania Minera San Jose Del Peru S.A.	1.0000	Peru
III	St. Joe Participacoes Ltda.	0.0125	Brazil
II	St. Joe Participacoes Ltda	99.9875	Brazil

I	TRS Staffing Solutions, Inc.	100.0000	South Carolina
II	Agensi Pekerjaan TRS Malaysia SDN. BHD.	49.00	Malaysia
II	TRS Craft Services, Inc.	100.0000	Delaware
II	TRS FAR EAST SDN. BHD.	100.0000	Malaysia
III	Agensi Pekerjaan TRS Malaysia SDN. BHD.	51.0000	Malaysia
II	TRS International Group, S. de R.L. de C.V.	99.0460	Mexico
II	TRS International Payroll Co.	100.0000	Texas
III	TRS Staffing Solutions India Private Limited	0.1000	India
II	TRS SA HOLDING COMPANY (PTY) LTD	100.0000	South Africa
III	TRS SEARCH AND SELECTION (Pty) Ltd	100.0000	South Africa
II	TRS STAFFING SOLUTIONS (PROPRIETARY) LIMITED	100.0000	Botswana
II	TRS Staffing Solutions India Private Limited	99.9000	India
II	TRS Staffing Solutions Mozambique, Limitada	1.0000	Mozambique
II	TRS Staffing Solutions, S. de R.L. de C.V.	99.8000	Mexico
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary would not constitute a significant subsidiary